                                                       RIVERSOURCE [LOGO](SM)
                                                            INVESTMENTS


PROSPECTUS SUPPLEMENT DATED SEPT. 29, 2006*

RiverSource S&P 500 Index Fund (3/31/06)                        S-6434-99 L



The Buying and Selling Shares, Valuing Fund Shares, Distributions and Taxes and General Information sections of the prospectus have been revised as follows:



--------------------------------------------------------------------------------
S-6400-51 D (9/06)
*Valid until next prospectus update.

BUYING AND SELLING SHARES

The RiverSource funds are available through broker-dealers, certain 401(k) or other qualified and nonqualified plans, banks, or other financial intermediaries or institutions (financial institutions). These financial institutions may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial institutions through which shares are held. Since the fund may not have a record of your transactions, you should always contact the financial institution through which you purchased the fund to make changes to or give instructions concerning your account or to obtain information about your account. The fund, the distributor and the transfer agent are not responsible for the failure of one of these financial institutions to carry out its obligations to its customers.

BUYING SHARES

INVESTMENT OPTIONS -- CLASSES OF SHARES

The RiverSource funds offer different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial institution can help you with this decision. The following table shows the key features of each class.

INVESTMENT OPTIONS SUMMARY
                                   CLASS D                      CLASS E
---------------------------------------------------------------------------------------------
AVAILABILITY                       Through wrap fee programs    Limited to qualifying
                                   or other investment          institutional investors and
                                   products.                    brokerage accounts.
---------------------------------------------------------------------------------------------
INITIAL SALES CHARGE               No. Entire purchase price    No. Entire purchase price
                                   is invested in shares of     is invested in shares of
                                   the fund.                    the fund.
---------------------------------------------------------------------------------------------
CONTINGENT DEFERRED                No.                          No.
SALES CHARGE (CDSC)
---------------------------------------------------------------------------------------------
12b-1  FEE OR SHAREHOLDER          Yes.                         No.
SERVICE FEE(a)                     0.25%
---------------------------------------------------------------------------------------------

(a) For Class D shares, the fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

--------------------------------------------------------------------------------
S-6400-5                                                                     S.1

The distribution and shareholder servicing fees for Class D are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing a fund's shares and providing services to fund shareholders. These expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund. Financial institutions receive fees up to 0.25% of the average daily net assets of Class D shares sold and held through them. The distributor begins to pay these fees immediately after purchase. Financial institutions may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor.

Class D shares are sold without a sales charge through wrap fee programs or other investment products sponsored by a financial institution having a selling agreement with the distributor. Class E shares are sold without a sales charge or 12b-1 fee through brokerage accounts and qualifying institutional accounts.

For more information, see the SAI.

OPENING AN ACCOUNT

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the financial institution through which you are investing in the fund may not be able to open an account for you. If the financial institution through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial institution.

Your financial institution may establish and maintain your account directly or it may establish and maintain your account with the distributor. The distributor may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts maintained by the distributor will be supported by the fund's transfer agent.

--------------------------------------------------------------------------------
S.2

METHODS OF PURCHASING SHARES

THROUGH AN ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS                 The financial institution through which you buy
                             shares may have different policies not described
                             in this prospectus, including different minimum
                             investment amounts and minimum account balances.

--------------------------------------------------------------------------------

THROUGH AN ACCOUNT ESTABLISHED WITH THE DISTRIBUTOR

BY MAIL The financial institution through which you buy shares may establish an account directly with the distributor. To establish an account in this fashion, complete a RiverSource funds account application with your financial advisor or investment professional, and mail the account application to the address below.
                             Account applications may be requested by calling (888) 791-3380. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler's checks, starter checks, third or fourth party checks, or other cash equivalents.

                             Mail your check and completed application to:

                             REGULAR MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                               P.O. BOX 8041
                                               BOSTON, MA 02266-8041

                             EXPRESS MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                               C/O BFDS
                                               30 DAN ROAD
                                               CANTON, MA 02021-2809

                             If you already have an account, include your name, account number and the name of the fund and class of shares along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.

--------------------------------------------------------------------------------

BY WIRE OR ACH               Fund shares purchased through the distributor
                             may be paid for by federal funds wire. Before
                             sending a wire, call (888) 791-3380 to notify
                             the distributor of the wire and to receive
                             further instructions.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             S.3

THROUGH AN ACCOUNT ESTABLISHED WITH THE DISTRIBUTOR (CONT.)

BY WIRE OR ACH (CONT.)       If you are establishing an account with a wire
                             purchase, you are required to send a signed
                             account application to the address above.
                             Please include the wire control number or your
                             new account number on the application.

                             Your bank or financial institution may charge additional fees for wire transactions.

--------------------------------------------------------------------------------

BY EXCHANGE                  Call (888) 791-3380 or send signed written
                             instructions to the address above.

--------------------------------------------------------------------------------

MINIMUM INVESTMENT AND ACCOUNT BALANCE

                                            FOR ALL ACCOUNTS EXCEPT
                                            THOSE LISTED TO THE RIGHT
                                            (NONQUALIFIED)               TAX QUALIFIED ACCOUNTS
------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT                          $2,000                       $1,000
------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS                      $500                         $500
------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE*                            $1,000                       $500

* If your fund account balance falls below the minimum account balance for any reason, including a market decline, you will be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

================================================================================

MINIMUM INVESTMENT AND ACCOUNT BALANCE - SCHEDULED INVESTMENT PLANS

                                            FOR ALL ACCOUNTS EXCEPT
                                            THOSE LISTED TO THE RIGHT
                                            (NONQUALIFIED)               TAX QUALIFIED ACCOUNTS
------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT                          $2,000                       $1,000
------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS                      $100                         $100
------------------------------------------------------------------------------------------------------
ACCOUNT BALANCE**                           $1,000                       $500

** If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

If approved by the distributor, these minimums may be waived for accounts that are managed by an investment professional (for example, discretionary wrap accounts) or are part of an employer-sponsored retirement plan.

MINIMUM BALANCE ACCOUNT REQUIREMENTS AND ANNUAL ACCOUNT FEE

The Fund reserves the right to sell your shares if, for any reason, including market decline, the aggregate value of your holdings in the Fund drops below

--------------------------------------------------------------------------------
S.4

$1,000 ($500 for custodial accounts, IRAs and certain other retirement plans). You will be notified in writing 30 days before the Fund takes such action to allow you to increase your holdings to the minimum level.

An annual account fee of $10 will be assessed on accounts whose balances are below $10,000 (for any reason, including market fluctuation). The fee may be deducted from either your year-end dividend distribution or through a redemption of shares. If your distribution is less than the fee, fractional shares will be redeemed to cover the difference. If the fee is deducted from your dividend distribution, you will still be taxed on the full amount of the dividend. This fee will not apply to certain qualifying institutional investors.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial institution for information regarding wire or electronic funds transfer.

EXCHANGING OR SELLING SHARES

You may exchange or sell shares by having your financial institution process your transaction. If your account is maintained directly with your financial institution, you must contact that financial institution to exchange or sell shares of the fund. If your account was established with the distributor, there are a variety of methods you may use to exchange or sell shares of the fund.

WAYS TO REQUEST AN EXCHANGE OR SALE OF SHARES

ACCOUNT ESTABLISHED WITH YOUR FINANCIAL INSTITUTION

ALL REQUESTS                 You can exchange or sell shares by having your
                             financial institution process your transaction.
                             The financial institution through which you
                             purchased shares may have different policies not
                             described in this prospectus, including different
                             transaction limits, exchange policies and sale
                             procedures.

--------------------------------------------------------------------------------

ACCOUNT ESTABLISHED WITH THE DISTRIBUTOR

BY MAIL                      Mail your exchange or sale request to:

                             REGULAR MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                               P.O. BOX 8041
                                               BOSTON, MA 02266-8041

                             EXPRESS MAIL      RIVERSOURCE INVESTMENTS (FUNDS)
                                               C/O BFDS
                                               30 DAN ROAD
                                               CANTON, MA 02021-2809

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                             S.5

ACCOUNT ESTABLISHED WITH THE DISTRIBUTOR (CONT.)

BY MAIL (CONT.)              Include in your letter:

                             o  your name

                             o  the name of the fund(s)

                             o  your account number

                             o  the class of shares to be exchanged or sold

                             o  your Social Security number or Employer
                                Identification number

                             o the dollar amount or number of shares you want to exchange or sell

                             o specific instructions regarding delivery or exchange destination

                             o  signature(s) of registered account owner(s)

                             o any special documents the transfer agent may require in order to process your order

                             Corporate, trust or partnership accounts may need to send additional documents.

                             Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

                             A Medallion Signature Guarantee is required if:

                             o  Amount is over $50,000.

                             o You want your check made payable to someone other than yourself.

                             o  Your address has changed within the last
                                30 days.

                             o You want the check mailed to an address other than the address of record.

                             o You want the proceeds sent to a bank account not on file.

                             o You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

                             A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial institution providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit Insurance Act.
                             Note: A guarantee from a notary public is not acceptable.

                             NOTE: Any express mail delivery charges you pay
                             will vary depending on domestic or international
                             delivery instructions.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
S.6

ACCOUNT ESTABLISHED WITH THE DISTRIBUTOR (CONT.)

--------------------------------------------------------------------------------

BY TELEPHONE                 Call (888) 791-3380. Unless you elect not to
                             have telephone exchange and sale privileges,
                             they will automatically be available to you.
                             Reasonable procedures will be used to confirm
                             authenticity of telephone exchange or sale
                             requests. Telephone privileges may be modified
                             or discontinued at any time. Telephone exchange
                             and sale privileges automatically apply to all
                             accounts except custodial, corporate or
                             qualified retirement accounts. You may request
                             that these privileges NOT apply by writing to
                             the address above.

                             Payment will be mailed to the address of record and made payable to the names listed on the account.

                             Telephone sale requests are limited to $100,000 per day.

--------------------------------------------------------------------------------

BY WIRE OR ACH               You can wire money from your fund account to
                             your bank account. Make sure we have your bank
                             account information on file. If we do not have
                             this information, you will need to send written
                             instructions with your bank's name and a voided
                             check or savings account deposit slip.

                             Call (888) 791-3380 or send a letter of
                             instruction, with a Medallion Signature
                             Guarantee if required, to the address above.

                             A service fee may be charged against your account for each wire sent.

                             Minimum amount: $100

                             Your bank or financial institution may charge additional fees for wire transactions.

--------------------------------------------------------------------------------

BY SCHEDULED                 You may elect to receive regular periodic payments
PAYOUT PLAN                  through an automatic sale of shares. See the SAI
                             for more information.

--------------------------------------------------------------------------------

IMPORTANT: Payments sent by a bank authorization or check that are not guaranteed may take up to ten days to clear. This may cause your redemption request to fail to process if the requested amount includes unguaranteed funds.


--------------------------------------------------------------------------------
                                                                             S.7

EXCHANGES

Exchanges currently are not allowed into or out of the fund.

MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING BY CERTAIN SHAREHOLDERS INTENDED TO PROFIT AT THE EXPENSE OF OTHER SHAREHOLDERS BY SELLING SHARES OF A FUND SHORTLY AFTER PURCHASE. MARKET TIMING MAY ADVERSELY IMPACT A FUND'S PERFORMANCE BY PREVENTING THE INVESTMENT MANAGER FROM FULLY INVESTING THE ASSETS OF THE FUND, DILUTING THE VALUE OF SHARES HELD BY LONG-TERM SHAREHOLDERS, OR INCREASING THE FUND'S TRANSACTION COSTS.

SEE "VALUING FUND SHARES" FOR A DISCUSSION OF THE RIVERSOURCE FUNDS' POLICY ON FAIR VALUE PRICING, WHICH IS INTENDED, IN PART, TO REDUCE THE FREQUENCY AND EFFECT OF MARKET TIMING.

THE RIVERSOURCE FUNDS' BOARDS HAVE ADOPTED A POLICY THAT IS DESIGNED TO DETECT AND DETER MARKET TIMING. EACH FUND SEEKS TO ENFORCE THIS POLICY THROUGH ITS SERVICE PROVIDERS AS FOLLOWS:

o The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging. Under the fund's procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial institution for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund seeks the assistance of financial institutions in applying similar restrictions on the sub-accounts of their participants or clients.

o If an investor's trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor's exchange privilege or reject the investor's purchases or exchanges, including purchases or exchanges accepted by a financial institution. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

o Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial institutions where market timing activity may not always be successfully detected.

--------------------------------------------------------------------------------
S.8

SELLING SHARES

There are no sales loads; however, the Fund charges a redemption fee of 0.50% on shares sold within 180 days of purchase. This fee does not apply to qualifying institutional investors or to shares held in a wrap account.

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Each fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

VALUING FUND SHARES

The public offering price is the NAV. Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures. For more information, contact your financial institution.

The NAV is the value of a single share of a fund. The NAV is determined by dividing the value of a fund's assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. Securities are valued primarily on the basis of market quotations. Market quotations are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund's NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price.

Foreign investments are valued in U.S. dollars. Some of a fund's securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund's shares may change on days when shareholders will not be able to purchase or sell the fund's shares.

--------------------------------------------------------------------------------
                                                                             S.9

DISTRIBUTIONS AND TAXES

As a shareholder you are entitled to your share of your fund's net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Your fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains.Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund, unless you request distributions in cash. The financial institution through which you purchased shares may have different policies. Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, a sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

--------------------------------------------------------------------------------
S.10

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

IMPORTANT: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

GENERAL INFORMATION

AVAILABILITY AND TRANSFERABILITY OF FUND SHARES

Please consult your financial institution to determine availability of RiverSource funds. Currently, RiverSource funds may be purchased or sold through affiliated broker-dealers of RiverSource Investments and through certain unaffiliated financial institutions. If you set up an account at a financial institution that does not have, and is unable to obtain, a selling agreement with the distributor of the RiverSource funds, you will not be able to transfer RiverSource fund holdings to that account. In that event, you must either maintain your RiverSource fund holdings with your current financial institution, find another financial institution with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

ADDITIONAL SERVICES AND COMPENSATION

In addition to acting as the fund's investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the RiverSource funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."

Custody Services. Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the custodian or Ameriprise Trust Company), provides custody services to all but a limited number of the RiverSource funds, for which U.S. Bank National Association provides custody services. In addition, Ameriprise Trust Company is paid for certain transaction fees and out-of-pocket expenses incurred while providing services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses."


--------------------------------------------------------------------------------
                                                                            S.11

Distribution and Shareholder Services. RiverSource Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, and Ameriprise Financial Services, 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (collectively, the distributor), provide underwriting and distribution services to the RiverSource funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor re-allows the remainder of these fees (or the full fee) to the financial institutions that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under "Distribution (12b-1) fees" in the expense table under "Fees and Expenses." More information on how these fees are used is set forth under "Investment Options -- Classes of Shares" and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See "Shareholder Fees (fees paid directly from your investment)" under "Fees and Expenses" for the scheduled sales charge of each share class. See "Buying and Selling Shares:
Sales Charges" for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See "Other Investment Strategies and Risks" for the RiverSource funds' policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the RiverSource funds. The RiverSource funds pay the transfer agent a fee, which varies by class, as set forth in the SAI and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under "Other expenses" in the expense table under "Fees and Expenses." RiverSource Service Corporation pays a portion of these fees to financial institutions that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

--------------------------------------------------------------------------------
S.12

PAYMENTS TO FINANCIAL INSTITUTIONS

RiverSource Investments and its affiliates may make or support additional cash payments out of their own resources to financial institutions, including inter-company allocation of resources to affiliated broker-dealers such as Ameriprise Financial Services (and its licensed representatives), in connection with selling fund shares or providing services to the fund or its shareholders. These payments and inter-company allocations are in addition to any 12b-1 distribution and/or shareholder service fees or other amounts paid by the fund to the distributor under distribution or shareholder servicing plans, or paid by the fund to the transfer agent under its transfer agency agreement, which fees may be used by these entities to support shareholder account maintenance, sub-accounting, recordkeeping or other services provided directly by the financial institution. In exchange for these payments and inter-company allocations, RiverSource Investments and its affiliates may receive preferred access to registered representatives of a financial institution (for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial institution (for example, the ability to advertise or directly interact with the financial institution's customers in order to sell the fund). These arrangements are sometimes referred to as "revenue sharing payments." In some cases, these arrangements may create an incentive for a financial institution or its representatives to recommend or sell shares of a fund and may create a conflict of interest between a financial institution's financial interest and its duties to its customers. Please contact the financial institution through which you are purchasing shares of the fund for details about any payments it may receive in connection with selling fund shares or providing services to the fund. These payments and inter-company allocations are usually calculated based on a percentage of fund sales, and/or as a percentage of fund assets attributable to a particular financial institution. These payments may also be negotiated based on other criteria or factors including, but not limited to, the financial institution's affiliation with the investment manager, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships and the scope and quality of services it provides. The amount of payment or inter-company allocation may vary by financial institution and by type of sale (e.g., purchases of different share classes or purchases of the fund through a qualified plan or through a wrap program), and may be significant.

From time to time, RiverSource Investments and its affiliates may make other reimbursements or payment to financial institutions or their representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject.

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                                                                            S.13


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ADDITIONAL MANAGEMENT INFORMATION

MANAGER OF MANAGERS EXEMPTION. The RiverSource funds have received an order from the Securities and Exchange Commission that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

RiverSource Investments or its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create a conflict of interest. In making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, RiverSource Investments does not consider any other relationship it or its affiliates may have with a subadviser, and RiverSource Investments discloses the nature of any material relationships it has with a subadviser to the Board.

CASH RESERVES. A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to OPERATE at a very low expense ratio. A fund will invest in Short-Term Cash Fund only to the extent it is consistent with the fund's investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

FUND HOLDINGS DISCLOSURE. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

LEGAL PROCEEDINGS. Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the fund. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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S.14


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S-6400-51 D (9/06)